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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          --------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               November 13, 1997
                       (Date of earliest event reported)


                        ST. FRANCIS CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission File No. 0-21298






                WISCONSIN                             39-1747461
          (State or other jurisdiction              (I.R.S. Employer
           of incorporation)                        Identification No.)


          13400 BISHOPS LANE, SUITE 350
          BROOKFIELD, WISCONSIN                      53005-6203
        (Address of principal executive offices)       (Zip Code)







                                 (414) 486-8700
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

     On November 13, 1997, St. Francis Capital Corporation issued a press release announcing that it would restate its previously reported results of operations for the twelve months ended September 30, 1997 and for the three months ended September 30 and June 30, 1997, respectively. The press release indicated that the restatement of results of operations, which would reduce the Registrant's twelve month earnings by $3.4 million pre-tax or $2.0 million after-tax, was the result of certain declines in fair value on four of its private issue mortgage-backed securities. A copy of the press release is attached as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

      99   Press Release dated November 13, 1997.






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ST. FRANCIS CAPITAL CORPORATION






Date:  November 20, 1997             By:  /s/ Jon D. Sorenson
---------------------------          ---------------------------
                                          Jon D.  Sorenson
                                          Chief Financial Officer and Treasurer




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------

  99 Press release dated November 13, 1997 describing reasons for restating results of operations for the twelve months ended September 30, 1997 and the three months ended September 30 and June 30, 1997, respectively.